UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-10415

                         Lazard Alternative Strategies Fund, L.L.C.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

                         New York, NY 10112

(Address of principal executive offices) (Zip code)

Mr. Brian Simon

30 Rockefeller Plaza

                              New York, NY 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-632-6000

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Financial Statements

As of and for the Year Ended March 31, 2013 and

Report of Independent Registered Public Accounting Firm

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Lazard Alternative Investments

May 2013

Dear Investor,

Lazard Alternative Strategies Fund, LLC (the “Company”) posted a +6.8% return for the year ended March 31, 2013. Since inception on September 1, 2001, the Company has posted an annualized return of +4.9%, net of all fees.

	April 1, 2012 to March 31, 2013	Annualized Since Inception (September 1, 2001)
	Rate of Return	Rate of Return
Lazard Alternative Strategies Fund, LLC[1]	6.8%	4.9%

For the 12 month period ended March 31, 2013, domestic equity markets kept pace with most developed world indices. The S&P 500, Dow Jones and Nasdaq composite were up 11.4%, 10.3% and 5.7%, respectively. The Russell 2000 outshined those returns, rising 14.6% over the period. European markets were up across the board with the MSCI European index up 10.9%. European small-cap stocks outperformed large caps by more than 5%. The CAC 40, DAX and FTSE all returned more than 9%. Asian markets continued the trend with the MSCI Asia Index up 5.33%. Japanese small-cap stocks led the way, returning a remarkable +67%. Emerging markets were mixed with the MSCI Emerging Markets Index falling -0.6%. BRIC countries were mostly negative with Brazil, Russia, and China losing between -1 and -13%. In contrast, India returned a notable +8%.

Commodities displayed higher volatility levels and wide dispersion. The outliers were soft commodities such as coffee and sugar with both losing more than -25% while grains such as wheat and corn experienced single digit gains. Within the energy complex, crude oil lost -10% while natural gas gained more than 89%. Metals were generally negative with palladium, the lone outlier of the group, gaining more than 17%.

U.S. Treasury yields were roughly flat on the short end of the curve. The yields in the middle and long end of the curve fell between -9 and -39 bps.

The US Dollar behaved uneventfully against most key currencies (-1% to +5%) with the notable exception of its 13.7% rise against the Japanese Yen on the expectations that a decidedly weaker Yen might figure more prominently in a more activist Bank of Japan policy framework in 2013. The US Dollar strengthened more than 10% against the Argentine Peso, Mexican Peso, Indian Rupee and the Brazilian Real.

1 Returns are reported net of fees, including any Incentive Allocation. Total return is calculated for the members as a whole. An individual member’s return may vary from these returns based on management fee, Incentive Allocation and the timing of capital contributions. The performance quoted represents past performance. Past performance is not a reliable indicator of future results.

2 As of March 31, 2013. Allocations are subject to change.

Lazard Alternative Investments

Despite the current market volatility, and the potential for more, we expect that opportunities for hedge funds continue to be quite abundant. In fact, volatility itself can be a source of returns that hedge funds can monetize. Also, even if the VIX and index volatility rise, if dispersion between sectors, regions and companies continues to rise as it did over the first quarter of 2013, it is possible that hedge funds’ security specific research and alpha edges can generate positive returns irrespective of the direction and magnitude of index moves. This remains our base case scenario and the source of our optimism for the portfolio going forward.

We believe the portfolio remains balanced with opportunities for both trading as well as security selection alpha and relatively little embedded market beta. We continue to identify and process new ideas through our diligence pipeline. We believe that we have made progress implementing a portfolio balanced between protecting against extreme outcomes and generating returns driven primarily by manager skill and, in the near term, intend to continue down this path.

As always, please do not hesitate to call us with any questions or comments.

Sincerely,

Kit Boyatt	Christian Frei	Chris Heasman
Director	Director	Director
Lazard Asset Management LLC	Lazard Asset Management LLC	Lazard Asset Management LLC
Lazard Alternatives, LLC	Lazard Alternatives, LLC	Lazard Alternatives, LLC

This commentary is for information purposes only and does not constitute an offer to sell any interests of the Company. Offers of interests of the Company will be made solely by means of a Confidential Memorandum.

The performance data of the indices and other market data have been prepared from sources and data that Lazard Alternatives, LLC (the “Investment Adviser”) believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Adviser and the allocations to underlying funds in which the Company invests (the “Portfolio Funds”), and the strategies and styles described in this report are as of March 31, 2013. These views and other information, including allocations, may have changed subsequent to this date. All capitalized but undefined terms will have the meanings ascribed to them in the accompanying Notes to Financial Statements.

An investment in any alternative investment is speculative, involves a high degree of risk, and may lose value. Privately offered investment vehicles are unregistered private investment funds or pools that invest and trade in many different markets, strategies, and instruments. Such funds generally are not subject to regulatory restrictions or oversight. Opportunities for redemptions and transferability of interests in these funds are restricted. The fees imposed, including management and incentive fees/allocations and expenses, may offset trading profits. Investors should not invest in the Company unless they are prepared to lose all or a substantial portion of their investment. The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and other matters discussed herein.

The performance of the Company is largely dependent on the talents and efforts of certain individuals. There can be no assurance that these investment professionals will continue to be associated with Lazard Asset Management LLC (“LAM”) or the Investment Adviser and the failure to retain such investment professionals could have an adverse effect on the Company.

The Company is subject to a number of actual and potential conflicts of interest involving the Investment Adviser and its affiliates, including LAM (“Affiliates”). The Investment Adviser and its Affiliates provide investment management services to other investors whose investment objective may be similar to, or different from, the investment objective of the Company. The Managers, members, officers and employees of the Company, the Investment Adviser and its Affiliates may buy and sell securities for their own account or for the account of others. The Investment Adviser or an Affiliate may receive an Incentive Allocation and such a compensation arrangement may create an incentive to make investments that are riskier or more speculative than would be the case if such an arrangement were not in effect.

The Portfolio Funds selected by the portfolio management team may invest in securities of non-U.S. companies and which trade on non-U.S. exchanges. These investments are denominated or traded in currencies other than U.S. dollars and involve certain considerations not typically associated with investments in U.S. issuers or securities denominated or traded in U.S. dollars. There may be less publicly available information about issuers in non-U.S. countries that may not be subject to uniform accounting, auditing and financial reporting standards and other disclosure requirements comparable to those applicable to U.S. issuers.

The Portfolio Funds selected by the portfolio management team will invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques (including but not limited to, arbitrage investing, investing in distressed and convertible securities, short selling and utilizing leverage) with significant risk characteristics. The Portfolio Funds invest wholly independently of one another and may at times hold economically offsetting positions or cause the Company to be concentrated. Investment management fees and the Incentive Allocation are charged to the Company or members by both the Investment Adviser or an Affiliate as well as the managers of the Portfolio Funds.

© 2013 Lazard Asset Management LLC

Deloitte & Touche LLP
500 College Road East
Princeton, NJ 08540-6635
USA

Tel: (609) 514-3600
Fax: (973) 602-5050 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of Lazard Alternative Strategies Fund, LLC:

We have audited the accompanying statement of assets, liabilities, and members’ capital – net assets of Lazard Alternative Strategies Fund, LLC (a Delaware Limited Liability Company) (the “Company”), including the schedule of investments, as of March 31, 2013, and the related statements of operations and cash flows for the year then ended, and the statements of changes in members’ capital – net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2013, by correspondence with underlying fund advisers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lazard Alternative Strategies Fund, LLC as of March 31, 2013, the results of its operations and its cash flows for the year then ended, and the changes in its members’ capital – net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include investments valued at $70,017,957 (86.24%) of total assets) as of March 31, 2013, whose fair value has been estimated by management in the absence of readily determinable fair values. Management’s estimates are based on information provided by the underlying fund advisers.

May 30, 2013

Member of
Deloitte Touche Tohmatsu Limited

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Schedule of Investments at March 31, 2013

		Percentage
		of
		Members’
	Cost	Capital	Fair Value
Investments in Portfolio Funds (95.16%) #
Event Driven (22.88%)
Duet Global Plus Fund Ltd.	$2,500,000	3.47%	$2,552,095
Greywolf Capital Partners II L.P.	3,100,000	4.29%	3,156,080
HG Vora Special Opportunities Fund L.P.	2,200,000	3.02%	2,222,291
Litespeed Partners, L.P.	—	5.40%	3,971,631
Mudrick Distressed Opportunity Fund, L.P.	2,000,000	2.84%	2,088,928
Numen Credit Opportunities Fund Inc.	2,300,000	3.77%	2,775,477
Spinnaker Capital Pacnet Holdings*	89,868	0.09%	65,388

	12,189,868		16,831,890

Long/Short (20.91%)
Bennelong Asia Pacific Multi-Strategy Equity Fund, L.P.*	208,549	0.38%	276,418
Echo Street Capital Partners (QP), L.P.	2,200,000	3.03%	2,230,142
Everest Capital Emerging Markets L.P.	2,200,000	2.78%	2,044,944
Harvey SMidCap Fund, L.P.	3,000,000	4.17%	3,069,389
Lakewood Capital Partners, L.P.	2,700,000	5.30%	3,899,808
Permian Fund, L.P.	2,250,000	5.25%	3,863,467

	12,558,549		15,384,168

Relative Value (31.79%)
Blue Mountain Credit Alternatives Fund L.P.*	1,696,625	5.14%	3,785,699
Chenavari Multi Strategy Credit Fund Ltd.	2,500,000	3.54%	2,606,120
CRC Credit Fund, Ltd.*	341,035	6.61%	4,866,820
GCA Credit Opportunities Fund LLC	3,000,000	4.91%	3,614,519
Pine River Fixed Income L.P.*	—	3.95%	2,903,981
Revelation Special Situations Onshore Fund Ltd.	708,751	1.76%	1,291,820
Victoria SPV*	25,008	0.04%	29,617
WAF Fund, L.P.*	665,000	5.84%	4,296,181

	8,936,419		23,394,757

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Schedule of Investments at March 31, 2013 (concluded)

		Percentage
		of
		Members’
	Cost	Capital	Fair Value
Investments in Portfolio Funds (95.16%)# (concluded)
Tactical Trading (19.58%)
CCP Quantitative Fund L.P.	$2,500,000	4.14%	$3,046,104
Diamondback Master Fund, Ltd.*	—	0.34%	253,244
Diamondback Partners, L.P.*	—	0.08%	61,927
Discovery Global Macro Partnership, L.P.	3,000,000	5.06%	3,726,388
Keynes Leveraged Quantitative Strategies Fund Limited	1,900,000	2.70%	1,983,514
Kohinoor Core Fund	2,100,000	2.07%	1,520,920
Rubicon Global Partners, L.P.	1,400,000	5.19%	3,815,045

	10,900,000		14,407,142

Total Investments in Portfolio Funds (95.16%)	$44,584,836		70,017,957

Other Assets, Less Liabilities (4.84%)			3,558,530

Members’ Capital—Net Assets (100.00%)			$73,576,487

#	Non-income producing security.
*	Portfolio Fund has suspended redemptions or invoked gate provisions, or represents a similarly restricted investment.

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Statement of Assets, Liabilities and Members’ Capital - Net Assets

March 31, 2013

Assets

Investments in Portfolio Funds, at fair value (cost $44,584,836)	$70,017,957
Cash	4,008,165
Redemptions receivable from Portfolio Funds	7,165,429

Total assets	81,191,551

Liabilities

Redemptions payable to contributing members	7,195,155
Redemption payable to Special Member	30,577
Management fee payable	192,205
Professional fees payable	132,694
Board of Managers’ fees payable	26,750
Other accrued expenses	37,683

Total liabilities	7,615,064

Net Assets	$73,576,487

Members’ Capital - Net Assets
Represented by:
Capital contributions (net)	$15,610,808
Accumulated net investment loss	(17,403,220)
Accumulated net realized gain	49,935,778
Accumulated net unrealized appreciation on investments	25,433,121

Members’ Capital - Net Assets	$73,576,487

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Statement of Operations

For the Year Ended March 31, 2013

Expenses
Management fee	$857,629
Professional fees	266,454
Accounting and administration fees	150,291
Board of Managers’ fees	118,000
Miscellaneous	79,027

Total expenses	1,471,401

Net investment loss	(1,471,401)

Net realized and unrealized gain on investments in Portfolio Funds
Net realized gain from investments in Portfolio Funds	12,376,649
Net change in unrealized appreciation on investments in Portfolio Funds	(4,906,765)

Net realized and unrealized gain on investments in Portfolio Funds	7,469,884

Net increase in members’ capital resulting from operations	$5,998,483

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Statements of Changes in Members’ Capital - Net Assets

For the Years Ended March 31, 2012 and March 31, 2013

	Contributing Members	Special Member	Total

Members’ Capital - Net Assets at March 31, 2011	$113,060,781	$311,985	$113,372,766

Capital contributions	7,812,417	–	7,812,417
Capital redemptions	(20,646,273)	(3,812)	(20,650,085)
Net investment loss	(1,730,435)	–	(1,730,435)
Net realized gain from investments in Portfolio Funds	3,185,080	–	3,185,080
Net change in unrealized appreciation on investments in Portfolio Funds	(5,977,173)	–	(5,977,173)
Actual Incentive Allocation from January 1, 2011 to December 31, 2011	(16,111)	16,111	–
Reverse accrued Incentive Allocation from January 1, 2011 to March 31, 2011	324,836	(324,836)	–
Accrued Incentive Allocation from January 1, 2012 to March 31, 2012	(5,691)	5,691	–

Members’ Capital - Net Assets at March 31, 2012 (Including accumulated net investment loss of $15,931,819)	$96,007,431	$5,139	$96,012,570

Capital contributions	1,065,652	–	1,065,652
Capital redemptions	(29,227,238)	(272,980)	(29,500,218)
Net investment loss	(1,471,401)	–	(1,471,401)
Net realized gain from investments in Portfolio Funds	12,376,649	–	12,376,649
Net change in unrealized appreciation on investments in Portfolio Funds	(4,906,765)	–	(4,906,765)
Actual accrued Incentive Allocation from January 1, 2012 to December 31, 2012	(273,532)	273,532	–
Reverse accrued Incentive Allocation from January 1, 2012 to March 31, 2012	5,691	(5,691)	–
Accrued Incentive Allocation from January 1, 2013 to March 31, 2013	(215,057)	215,057	–

Members’ Capital - Net Assets at March 31, 2013 (Including accumulated net investment loss of $17,403,220)	$73,361,430	$215,057	$73,576,487

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Statement of Cash Flows

For the Year Ended March 31, 2013

Cash flows from operating activities:

Net increase in members’ capital resulting from operations	$5,998,483
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash provided by operating activities:
Purchases of Portfolio Funds	(18,222,619)
Proceeds from redemptions of Portfolio Funds, net of change in redemptions receivable from Portfolio Funds	49,927,202
Net realized gain from investments in Portfolio Funds	(12,376,649)
Net change in unrealized appreciation on investments in Portfolio Funds	4,906,765
Decrease in management fee payable	(60,665)
Decrease in professional fees payable	(40,472)
Decrease in Board of Managers’ fees payable	(17,000)
Decrease in other accrued expenses	(16,067)

Net cash provided by operating activities	30,098,978

Cash flows from financing activities:

Capital contributions	1,065,652
Capital redemptions, net of change in redemptions payable	(30,648,737)

Net cash used in financing activities	(29,583,085)

Net increase in cash	515,893
Cash at beginning of year	3,492,272

Cash at end of year	$4,008,165

See Accompanying Notes to Financial Statements

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2013

1.	Organization

Lazard Alternative Strategies Fund, LLC (the “Company”) was organized as a Delaware limited liability company on May 31, 2001. The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The investment objective of the Company is to achieve long-term capital appreciation. The Company seeks to achieve its investment objective through the allocation of capital among selected alternative asset managers (the “Portfolio Managers”) or the Portfolio Funds they operate. The Company primarily invests in Portfolio Funds which are not registered under the 1940 Act (the “Portfolio Funds”).

Lazard Alternatives, LLC, a subsidiary of Lazard Asset Management LLC (“LAM”), a Delaware limited liability company, serves as the Company’s investment adviser and manager (herein referred to as the “Investment Adviser” or “Lazard Alternatives”) pursuant to an investment advisory agreement under which it directs the Company’s investment program and pursuant to a management agreement under which it provides management and administration services to the Company. Lazard Alternatives is responsible for the day-to-day management of the Company. Lazard Alternative Strategies Holdings, LLC (the “Special Member”), an affiliate of the Investment Adviser, holds a non-voting special member interest (the “Special Member Account”) in the Company for the purpose of receiving the incentive allocation. Responsibility for the oversight of the Company’s business and affairs is vested in the individuals who serve as the members of the Board of Managers of the Company (the “Board”).

2.	Significant Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.  Net Asset Valuation

The net asset value of the Company is determined as of the close of business on the last business day of each month. The Company values interests in Portfolio Funds, valued at $70,017,957 (86.24% of total assets) as of March 31, 2013, at fair value in accordance with procedures established by the Board, which ordinarily will be the practical expedient, as defined under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurement and Disclosures, determined by the Portfolio Managers and their agents in accordance with the policies established by the relevant Portfolio Fund. Investments in Portfolio Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements and offering memoranda. Valuations of the Portfolio Funds may be subject to estimates and are net of management and performance-based incentive fees or allocations payable to the Portfolio Funds as required by the Portfolio Funds’ offering documents.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

a.  Net Asset Valuation (continued)

If the Investment Adviser determines that the most recent value reported by a Portfolio Fund does not represent fair value or if a Portfolio Fund fails to report a value to the Company, a fair value determination is made under procedures established by, and under the general supervision of, the Board.

Fair Value Measurement: In accordance with U.S. GAAP, the Company applies fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques used to develop the measurements of fair value and related inputs during the period. These inputs are summarized in the three broad levels that follow.

Level 1 - Quoted prices are available in active markets for identical assets and liabilities as of the reporting date. The Company does not adjust the quoted price for these assets and liabilities.

Level 2 - Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies (including fair value of investments in Portfolio Funds that the Company has the ability to redeem at net asset value as of the measurement date, or within ninety days of the measurement date).

Level 3 - Pricing inputs are unobservable for the assets and liabilities and include situations where there is little, if any, market activity for the assets and liabilities (including fair value of investments in Portfolio Funds that the Company does not have the ability to redeem at net asset value within ninety days of the measurement date).

The inputs or methodology used for valuing assets and liabilities are not necessarily an indication of the risk associated with investing in those assets and liabilities. The Company classifies its investments based on the lowest level of input that is significant to the fair value measurement.

The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. The transfer into Level 3 from Level 2 noted in the reconciliation table below is due to gate provisions imposed by a Portfolio Fund.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

a.  Net Asset Valuation (continued)

The following table summarizes the valuation of the Company’s investments and the fair value hierarchy levels as of March 31, 2013:

Description	Total Fair Value at March 31, 2013	Level 1	Level 2	Level 3
Investments in Portfolio Funds
Event Driven	$16,831,890	$—	$16,766,502	$65,388
Long/Short	15,384,168	—	15,107,750	276,418
Relative Value	23,394,757	—	7,512,459	15,882,298
Tactical Trading	14,407,142	—	14,091,971	315,171

Total Investments in Portfolio Funds	$70,017,957	$—	$53,478,682	$16,539,275

The changes in investments measured at fair value for which the Company used Level 3 inputs to determine fair values (including fair values of investments in Portfolio Funds that the Company does not have the ability to redeem at net asset value within ninety days of the measurement date) are as follows:

Description	Balance as of March 31, 2012	Realized gain/(loss)	Change in unrealized appreciation / depreciation	Purchases	Redemptions	Transfers in	Transfers out	Balance as of March 31, 2013
Event Driven	$66,664	$–	$(1,276)	$–	$–	$–	$–	$65,388
Long/Short	480,791	–	(189,413)	–	(14,960)	–	–	276,418
Relative Value	17,173,189	–	1,314,374	22,619	(5,531,865)	2,903,981	–	15,882,298
Tactical Trading	4,500,305	3,233,315	(3,065,933)	–	(4,352,516)	–	–	315,171

Total	$22,220,949	$3,233,315	$(1,942,248)	$22,619	$(9,899,341)	$2,903,981	$–	$16,539,275

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of March 31, 2013 is $(2,034,349) and is included in net change in unrealized appreciation on investments in Portfolio Funds on the Statement of Operations.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2013:

Type of Level 3 Investment	Fair Value as of March 31, 2013	Valuation Techniques	Unobservable Input
Portfolio Funds
Event Driven	$65,388	Unadjusted NAV as practical expedient	N/A
Long/Short	276,418	Unadjusted NAV as practical expedient	N/A
Relative Value	15,882,298	Unadjusted NAV as practical expedient	N/A
Tactical Trading	315,171	Unadjusted NAV as practical expedient	N/A

Total Level 3 Investments	$16,539,275

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

a.  Net Asset Valuation (continued)

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Portfolio Funds held in the Company as of March 31, 2013. Portfolio Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other similar restrictions, in accordance with their offering documents. The Company had no unfunded capital commitments as of March 31, 2013. From 2009 through the current period, certain Portfolio Funds instituted a gate or suspended redemptions. For Portfolio Funds with gates or suspended redemptions, the Investment Adviser cannot estimate when the gate will be lifted or the suspension removed.

The investments in side pockets were entered into at various times since inception of the Company. One investment in a side pocket through an investment in a Portfolio Fund, representing 0.04% of members’ capital, was entered into in 2009. A second investment in a side pocket through an investment in a Portfolio Fund, representing 0.38% of members’ capital, was entered into in 2010.

The Portfolio Funds in the event driven strategy rely on the anticipated occurrence of particular corporate events, such as mergers and acquisitions or bankruptcy. The profitability of these investments depends on the timely conclusion of the anticipated event and the realization of expected valuations. Because investments are situation-specific, returns may be relatively unaffected by the movements of markets, although the supply of opportunities in particular styles may be impacted by market conditions. Strategy styles falling within this style include distressed securities, merger arbitrage and special situations such as spin-offs, restructurings and recapitalizations. The Portfolio Funds within this strategy have monthly to annual liquidity, and are generally subject to a 15 to 120 day notice period. One Portfolio Fund in this strategy, representing 0.09% of members’ capital, has suspended redemptions. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The Portfolio Funds in the long/short strategy combine long positions in a portfolio of securities with short positions in other securities in order to reduce, but not eliminate, exposure to price levels in the market. The long/short strategy aims at seizing opportunities in both rising and falling markets. The strategy covers a wide range of risk and return combinations. The returns from this strategy, while driven primarily by security selection, are often more highly correlated with benchmark indices than other hedge fund strategies due to a bias toward net exposure practiced by most Portfolio Managers. This strategy is predominantly used in equity markets and typically involves some level of leverage applied to the long portfolio. Futures and options on equity indices can be used to establish short exposure and manage risk. Strategy styles included in this category are long/short equities, short-selling only and stock picking. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 30 to 60 day notice period. One Portfolio Fund in this strategy, representing approximately 0.38% of members’ capital, is invested in a side-pocket and is not currently redeemable. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

a.  Net Asset Valuation (continued)

Relative value Portfolio Managers seek to exploit disparities in pricing relationships between instruments with similar pricing characteristics. Quantitative security selection techniques are often used to identify and capture profits from securities the Portfolio Managers believe are over or under valued and to reduce risk by balancing long and short market exposures. The residual risk created by this process is a spread position whose management requires an understanding of the factors determining the spread. The relative value strategy is not dependent on the general direction of market movements, and often involves arbitrage techniques. The returns tend to have low correlations relative to benchmark indices. Several strategies are included in this style: fixed-income arbitrage, convertible bond arbitrage, statistical arbitrage, volatility arbitrage and equity market neutral investing. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 30 to 90 day notice period. Four Portfolio Funds in this strategy, representing 21.54% of members’ capital, are subject to gate provisions. For one Portfolio Fund in this strategy, representing 0.04% of members’ capital, the Company is invested in a side-pocket that is not currently redeemable. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The tactical trading strategy speculates on the direction of prices of equities, bonds, currencies and commodities in cash and derivatives. The returns from this type of strategy can be volatile given the liberal use of leverage, often enhanced with derivatives, and the “outright” or un-hedged nature of the positions. The correlation of returns with traditional benchmarks tends to be low. The tactical trading strategy can be either system-driven or discretionary. System-driven Portfolio Managers deploy trend-following and other computer-driven models based on technical analysis of price data, while discretionary Portfolio Managers rely more on fundamental analysis, though technicals are not ignored. In either case, the Portfolio Managers’ skill is in timing the entry and exit of their positions. Global macro hedge funds and commodity trading advisors (CTAs) fall into this category. The Portfolio Funds within this strategy have weekly to quarterly liquidity, and are generally subject to a 10 to 90 day notice period. One Portfolio Fund in this strategy, representing 0.34% of members’ capital, has suspended redemptions. One Portfolio Fund in this strategy, representing 0.08% of members’ capital, is invested in a side-pocket and is not currently redeemable. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

b.  Investment Income

Interest income is recorded on an accrual basis. The Portfolio Funds do not make regular cash distributions of income and gains and so are considered non-income producing securities.

c.  Gains and Losses

A partial sale of a Portfolio Fund will first reduce the cost basis of the Portfolio Fund. Once the cost basis is depleted, a gain will be realized on any proceeds received in excess of the cost basis. If a cost basis remains after all the proceeds have been received, a loss will be realized in the amount of the remaining cost basis.

d.  Company Expenses

The Company bears all expenses incurred in the business of the Company, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company’s account; legal fees; accounting and auditing fees; costs of insurance; registration expenses; and expenses of meetings of the Board. The Company also bears the management fee paid to the Investment Adviser. Expenses are recorded on the accrual basis.

e.  Income Taxes

As the Company will be treated as a partnership for federal, state and local income tax purposes, each member is individually required to report income or loss on its own tax return based on its share of the Company’s taxable income or loss. Therefore, no provision for the payment of federal, state or local income taxes has been made. The Company may be subject to withholding taxes on certain dividends. The Company’s tax returns remain open for examination by tax authorities for a period of three years from when they are filed. The Company is subject to examination by U.S. federal tax authorities and various state tax authorities for the tax years ended December 31, 2009 through December 31, 2012.

The Company follows the authoritative guidance for uncertainty in income taxes included in the FASB ASC 740, Income Taxes. This guidance requires the Company to determine whether a tax position of the Company is more likely than not to be sustained upon examination by the applicable taxing authority, including the resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit or expense to be recognized is measured as the largest amount of benefit or expense that is greater than fifty percent likely of being realized upon ultimate settlement, which could result in the Company recording a tax liability that would reduce members’ capital or alternatively generate an asset which would increase members’ capital.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

e. Income Taxes (continued)

The Company reviews and evaluates tax positions in its major jurisdictions and determines whether or not there are uncertain tax positions that require financial statement recognition. Based on this review, the Company has determined the major tax jurisdictions where the Company is organized and where the Company makes investments; however, no reserves for uncertain tax positions were required for any of the Company’s open tax years. As a result, no other income tax liability or expense has been recorded in the accompanying financial statements. The Company recognizes tax related interest and penalties, if applicable, as a component of income tax expense. For the year ended March 31, 2013, no such amounts were recognized.

f.  Cash

At March 31, 2013, $4,008,165 was held in a non-interest bearing account at The Bank of New York Mellon.

g.  Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital from operations during the reporting year. Actual results could differ from these estimates.

3.	Management Fee, Incentive Allocation, Related Party and Other Transactions

In addition to managing the Company’s assets and selecting Portfolio Funds, Lazard Alternatives provides certain administration and investor services to the Company, including, among other things, providing office space and other support services to the Company, preparing investor communications, maintaining and preserving certain records of the Company, assisting in the preparation of filings with state and federal regulators, monitoring compliance with regulatory requirements and reviewing and arranging for payment of the Company’s expenses. In consideration for such services, the Company pays Lazard Alternatives a quarterly management fee of 0.25% (1% on an annualized basis) of the Company’s net assets.

Net profits or net losses of the Company for each allocation period are allocated among and credited to or debited against the capital accounts of all members (but not the Special Member Account) as of the last day of each allocation period in accordance with the members’ respective investment percentages for the allocation period.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2013 (continued)

3.	Management Fee, Incentive Allocation, Related Party and Other Transactions (continued)

Generally at the end of each calendar year, an incentive allocation of 10% of the profits, if any, that have been credited to the capital account of a contributing member during the period (an “Incentive Allocation”) will be debited from the contributing member’s capital account (including the Investment Adviser’s capital account) and credited to the Special Member Account; provided, however, that such Incentive Allocation will only be payable if the percentage increase in the contributing member’s capital account balance during such calendar year, or such lesser period corresponding to such contributing member’s investment, attributable to the net profits credited to the contributing member’s capital account during such period (before deduction for Incentive Allocation) exceeds the hurdle rate. The hurdle rate is the average of the month-end LIBOR rates (London Interbank Offered Rates for U.S. Dollar deposits with a three month term). At December 31, 2012, there was an Incentive Allocation of $273,532 and the accrued Incentive Allocation for the three months ended March 31, 2012 of $5,691 was reversed. The accrued Incentive Allocation for the three months ended March 31, 2013 was $215,057.

Each member of the Board (“Manager”) who is not an “interested person” (as defined by the 1940 Act) of the Company (“Independent Managers”) receives an annual retainer of $15,000 plus a fee for each meeting attended. As of March 31, 2013, one Manager is an “interested person” of the Company. All Independent Managers are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties.

At March 31, 2013, related parties of the Investment Adviser and/or the Special Member held contributing member interests of $21,812,745, which is equal to approximately 30% of total members’ capital.

4.	Securities Transactions

Aggregate purchases and proceeds from redemption of Portfolio Funds for the year ended March 31, 2013 amounted to $18,222,619 and $47,552,137, respectively. The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Company from the Portfolio Funds. The allocated taxable income is reported to the Company by the Portfolio Funds. The Company has not received information from the Portfolio Funds as to the amounts of taxable income allocated to the Company for the year ended March 31, 2013.

Certain Portfolio Funds may suspend redemptions or invoke a gate limiting the ability of the Company to redeem from such Portfolio Funds. As of March 31, 2013, certain Portfolio Funds with a fair value of $15,852,681 (22.64% of total investments in Portfolio Funds) had investor level gate provisions, and certain Portfolio Funds with a fair value of $318,632 (0.46% of total investments in Portfolio Funds) had suspended redemptions. As of March 31, 2013, certain Portfolio Funds, with a fair value of $367,962 (0.53% of total investments in Portfolio Funds), were invested in side pockets and are not currently redeemable.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2013 (continued)

5.	Risk Factors

An investment in the Company involves a high degree of risk, including the risk that the entire amount invested may be lost. The Company allocates assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counter-party defaults. No guarantee or representation is made that the investment program will be successful.

The Company maintains cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

To satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Company may limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund’s outstanding voting securities. Alternatively, to facilitate investments in Portfolio Funds deemed attractive by the Investment Adviser, the Company may purchase non-voting securities of, or waive its right to vote securities in, certain Portfolio Funds. In cases where the Company purchases non-voting securities of, or waives its right to vote securities in, a Portfolio Fund, the Company will not be able to vote on matters that require the approval of security holders of the Portfolio Fund, including matters that may be adverse to the Company’s and its members’ interests.

Some of the Portfolio Funds may invest all or a portion of their assets in private placements which may be illiquid. Some of these investments are held in so-called “side pockets”, sub-funds within the Portfolio Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity that an investment in the Portfolio Funds may provide. Were the Company to seek to liquidate its investment in a Portfolio Fund which maintains these investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Company might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, during the period until the Company fully liquidates its interest in the Portfolio Fund, the value of its remaining investment in the Portfolio Fund will fluctuate. As of March 31, 2013, approximately 0.53% of total investments in Portfolio Funds by the Company were invested in side pockets.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2013 (continued)

6.	Portfolio Funds

The following is a summary of the investment objectives and liquidity provisions of the Portfolio Funds that exceed 5% of the Company’s members’ capital at March 31, 2013, as stated in such Portfolio Fund’s offering documents.

Blue Mountain Credit Alternatives Fund L.P. seeks capital appreciation primarily in long or short positions and asset backed securities. Blue Mountain Credit Alternatives Fund L.P. allows redemptions as of the last business day of any fiscal quarter, upon 90 days notice; the fund has currently imposed a gate provision.

CRC Credit Fund, Ltd. seeks to generate superior returns by investing primarily in asset-backed securities and other collateralized debt obligations and structured credits. CRC Credit Fund, Ltd. allows redemptions as of the last business day of any calendar quarter, upon 90 days notice; however, the fund has currently imposed a gate provision.

Discovery Global Macro Partnership, L.P. seeks to achieve high risk-adjusted returns by making directional and relative value investments, long and short, primarily through investment positions in equity futures, indices, exchange traded funds (primarily sovereign debt), local interest rates, currencies and commodities across global financial markets, with an emphasis on emerging market investments. Discovery Global Macro Partnership, L.P. allows redemptions as of the last business day of each calendar quarter, upon 90 days notice.

Lakewood Capital Partners, L.P. seeks attractive long-term rates of return with a strict emphasis on capital preservation through long and short investments in all parts of the capital structure and across a broad range of industries and geographies. Lakewood Capital Partners, L.P. allows redemptions as of the last business day of any fiscal quarter, upon 60 days notice.

Litespeed Partners, L.P. seeks to achieve attractive risk-adjusted returns through event-driven opportunities including mergers, cash tender offers, leveraged buy-outs and all restructurings, such as bankruptcies, recapitalizations, exchange offers, spin-offs and liquidations. Litespeed Partners, L.P. allows redemptions as of the last business day of any calendar quarter, upon 45 days notice.

Permian Fund, L.P. seeks to achieve absolute returns across market cycles through the implementation of a Western-European focused, value-oriented and event-driven equity long/short strategy. Permian Fund, L.P. allows redemptions as of the last business day of any calendar quarter, upon 60 days notice.

Rubicon Global Partners, L.P. seeks to achieve superior returns by investing in global fixed income, currency, commodity and equity markets, and their related derivatives. Rubicon Global Partners, L.P. allows redemptions as of the last business day of each month, upon 30 days notice.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2013 (continued)

6.	Portfolio Funds (continued)

WAF Fund, L.P. seeks capital appreciation through hedged investments in mortgage-backed securities, related fixed income securities, derivatives and other investments. WAF Fund, L.P. allows redemptions as of the last business day of each month, upon 45 days notice; the fund has currently imposed a gate provision.

The Company is not able to obtain complete investment holding details of each of the Portfolio Funds held within the Company’s portfolio in order to determine whether the Company’s proportionate share of any investments held by a Portfolio Fund exceeds 5% of the members’ capital of the Company as of March 31, 2013.

7.	Repurchase of Company Interests

The Board may, from time to time and in its sole discretion, determine to cause the Company to repurchase interests or portions of interests in the Company from members pursuant to written tenders by members. The Investment Adviser expects that it will generally recommend to the Board that the Company offer to repurchase interests from members four times each year, as of March 31st, June 30th, September 30th, and December 31st of each year.

8.	Guarantees

In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company’s maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, based on the Company’s experience, the risk of loss from such claims is considered remote.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements – March 31, 2013 (continued)

9.	Financial Highlights Information

	Years Ended March 31,
	2013	2012	2011	2010	2009

Total return before Incentive Allocation*	7.55%	(3.80%)	7.29%	10.83%	(7.82%)

Incentive Allocation	(0.63%)	0.28%	(0.65%)	(0.11%)	0.00%

Total net return after Incentive Allocation*	6.92%	(3.52%)	6.64%	10.72%	(7.82%)

Members’ capital, end of year (000)	$73,576	$96,013	$113,373	$115,548	$107,035

Portfolio Turnover	22%	20%	31%	25%	21%

Ratios to average contributing members’ capital:

Net investment loss	(1.70%)	(1.60%)	(1.55%)	(1.52%)	(1.41%)

Operating expenses, before Incentive Allocation	1.70%	1.60%	1.55%	1.52%	1.44%

Incentive Allocation	0.56%	(0.28%)	0.67%	0.11%	0.00%

Operating expenses and Incentive Allocation	2.26%	1.32%	2.22%	1.63%	1.44%

*	Total return is calculated for the contributing members as a whole and has not been annualized. An individual member’s return may vary from these returns based on the timing of capital contributions.

10.	Subsequent Events

The Investment Adviser has evaluated the impact of all subsequent events on the Company through the date the financial statements were available to be issued, and has determined that there were no events that required disclosure other than additional capital contributions of $375,000 that were recorded through May 30, 2013.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Board of Managers and Officers (unaudited)

Name (Age) Address(1)	Position(s) with the Company (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Non-Interested Managers:

Kenneth S. Davidson (68)	Manager (May 2006)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Balestra Capital, Ltd., an investment manager and adviser, Senior Adviser (July 2012 – present)

Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (50)	Manager (February 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (59 funds) and TIAA- CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Leon M. Pollack (72)	Manager (August 2001)	Private Investor

Richard Reiss, Jr. (69)	Manager (March 2002)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (65)	Manager (August 2005)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Manager(3):

John R. Reinsberg (56)	Manager (September 2009)	Deputy Chairman of LAM

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Board of Managers and Officers (unaudited) (concluded)

Name (Age) Address(1)	Position(s) with the Company (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Officers who are not Managers:

Jagatnarine Churaman (40)	Chief Financial Officer (August 2003)	Director (since March 2009, previously Senior Vice President and Vice President) of LAM

Nathan A. Paul (40)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of LAM

Brian D. Simon (51)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Managing Director (since February 2011, previously Director) of LAM and Chief Compliance Officer (since January 2009) of LAM and the Company

(1)	The address of each Manager and officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Each Manager and Officer was elected in September 2009. Mr. Davidson, Ms. Eckl, Mr. Pollack, Mr. Reiss, and Mr. Solmson also serve as Directors of The Lazard Funds, Inc. and Lazard Retirement Series, Inc., open-end registered management investment companies, and Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc., closed-end registered management investment companies managed by LAM (collectively, the “Lazard Funds,” in total comprised of 28 active investment portfolios) as well as Lazard Alternative Strategies 1099 Fund, a closed-end registered management investment company, managed by the Investment Manager. Each Manager serves an indefinite term, until his or her successor is elected.

Messrs. Simon and Paul also serve in the same respective capacities for the Lazard Funds. Each officer serves for an indefinite term, until his successor is elected and qualifies or until his earlier resignation or removal.

(3)	Mr. Reinsberg is considered an “interested person” (as defined in the 1940 Act) of the Company by virtue of his affiliation with the Investment Manager.

Lazard Alternative Strategies Fund, LLC

(A Delaware Limited Liability Company)

Supplemental Information (unaudited)

Form N-Q Filings

The Company files a complete schedule of its holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “SEC”) on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC website at http://www.sec.gov.

The Company’s proxy voting record for the most recent 12- month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the Code required to be disclosed herein.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of managers has determined that Robert Solmson and Nancy Eckl are qualified to serve as audit committee financial experts serving on its audit committee and that Mr. Solmson and Ms. Eckl are each “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $41,000 for 2012 and $43,000 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2013.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $84,500 for 2012 and $88,700 for 2013.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee pre-approves the Auditor’s engagements for audit and non-audit services to the registrant and, as required, non-audit services to service affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $664,783 for 2012 and $610,260 for 2013.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Lazard Alternatives, LLC (the “Adviser”) provides investment advisory services to private investment funds and a registered investment funds whose investment program primarily involves investing fund assets in private investment funds (each, a “Fund” and collectively, the “Funds”). From time to time, the Adviser may be asked to vote proxies relating to, or give approval/consent to amendments proposed by, such Funds. The Adviser exercises its voting authority through its managing member, Lazard Asset Management LLC (together with the Adviser, “Lazard”). Lazard has adopted Proxy Voting Policies and Procedures for Fund of Funds Products (the “Procedures”) to ensure that it exercises its authority in an appropriate manner, consistent with clients’ best interests.

The Portfolio Management Team of Lazard responsible for Lazard’s fund of funds products is responsible for making all proxy voting decisions. Proposals are categorized as “routine” or “non routine.” Routine matters are typically proposed by management of a Fund, and generally, Lazard will vote “for” routine matters. Non-routine matters involve a variety of issues and may be proposed by management or beneficial owners of a Fund. Non-routine matters include proposals such the approval or renewal of investment advisory agreements, the termination or liquidation of a Fund, an increase in fees charged by a Fund, or a material change to the capital structure of a Fund. Lazard generally considers these matters on a case-by-case basis, although it will vote “against” proposals that negatively affect the rights or interests of investors in a Fund.

At times, conflicts may arise between the interests of a fund managed by Lazard, on the one hand, and the interests of Lazard or its affiliates, on the other hand. If Lazard determines that it has, or may be perceived to have, a material conflict of interest when voting a proxy, it will seek to alleviate the conflict by voting in accordance with its approved policies. In situations where Lazard believes it is in its clients’ best interest to depart from an approved policy, or the policy requires a case-by-case determination, Lazard may nevertheless vote on the proposal if the vote is against Lazard’s own interest. Alternatively, Lazard may delegate the voting decision to a third party, seek client consent, or obtain approval of the voting decision from Lazard’s General Counsel.

A copy of the Procedures is available on request. If you would like to receive a copy of the Procedures, or information about how Lazard voted on a proposal, you should contact Sam Gere at (212) 632-6174.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	The registrant’s portfolio is managed on a team basis. The following persons are the persons primarily responsible for the day-to-day management of the registrant’s portfolio.

Christian Frei (since inception on September 1, 2001). Mr. Frei is a Director of Lazard. Before joining Lazard, he was the head and Chief Investment Officer of JP Morgan Investment Management’s Hedge Fund Group. He holds a B.Sc. (ENG) in Biochemical Engineering from University College of London, and is a CFA Charterholder.

Christopher Boyatt (since inception on September 1, 2001). Mr. Boyatt is a Director of Lazard. Before joining Lazard, he was head of Research for JP Morgan Investment Management’s Hedge Fund Group and led the portfolio management effort for the Group’s Multi Manager Strategies Funds. He has an M.B.A. from the University of Pennsylvania’s Wharton School, and a B.A. from Princeton University.

Chris Heasman (since inception on September 1, 2001). Mr. Heasman is a Director of Lazard. Before joining Lazard, he led the development and portfolio management of JP Morgan Investment Management’s Hedge Fund Group’s Structured Hedge Fund products. He was also responsible for manager due diligence and portfolio research.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Name of Portfolio Manager or Team Member	Registered Investment Companies*	Other Pooled Investment Vehicles*#	Other Accounts	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance*
Christian Frei	(2) 132.5 m	(5) 590.8 m	0	$700.0 m	2	$80.4 m
Christopher Boyatt	(2) 132.5 m	(5) 590.8 m	0	$700.0 m	2	$80.4 m
Chris Heasman	(2) 132.5 m	(5) 590.8 m	0	$700.0 m	2	$80.4 m

* Total assets in accounts as of March 31, 2013.

# Includes a feeder fund that invests substantially all of its assets in the registrant.

Potential Conflicts of Interests

The Investment Advisers Act of 1940, as amended, generally provides that an investment adviser has a fiduciary duty and obligation to act in the best interests of each of its clients and to place its clients’ interests before its own. Lazard advises private investment vehicles, hedge funds, and other managed accounts (each, a “Client”), and in advising such Clients Lazard must determine whether an investment in an underlying fund is suitable for a specific Client based on a variety of factors. Lazard has adopted a basic policy to provide equal and fair treatment to all Clients consistent with Lazard’s duty of loyalty to each Client. Lazard will consider, among other things, the following issues when determining how to allocate investment opportunities in underlying funds among its Clients:

(i)	The amount of investable assets available to a particular Client;

(ii)	The liquidity needs of a particular Client;

(iii)	The available capacity of an underlying fund;

(iv)	The investment objectives or strategies of a particular Client;

(v)	The applicable investment restrictions with respect to a particular Client; and

(vi)	The legal, regulatory or tax regimes applicable to a particular Client, which may prohibit a particular Client from participating in an investment or make a particular investment inappropriate or otherwise not a sound investment for the Client.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Portfolio managers are compensated on the performance of the aggregate group of accounts managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the accounts as well as qualitative aspects that reinforce Lazard’s investment philosophy. Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member. The variable bonus for the portfolio managers is based on a percentage of the advisory fees (including performance fees) paid by the accounts they manage, net of certain marketing-related costs.

(a)(4)	Disclosure of Securities Ownership

As of March 31, 2013, the investment managers of the Fund own the following capital interests in the Company.

Investment Manager	Beneficial Ownership

Christian Frei	$100,001 - $500,00

Christopher Boyatt	$100,001 - $500,00

Chris Heasman	$0

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of managers.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

 (12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Lazard Alternative Strategies Fund, L.L.C.

By (Signature and Title)*	/s/ John Reinsberg
John Reinsberg, Chief Executive Officer
(principal executive officer)

Date	May 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Reinsberg
John Reinsberg, Chief Executive Officer
(principal executive officer)

Date	May 29, 2013

By (Signature and Title)*	/s/ Jagatnarine Churaman
Jagatnarine Churaman, Chief Financial Officer
(principal financial officer)

Date	May 29, 2013

* Print the name and title of each signing officer under his or her signature.